Exhibit 10.15

RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

Trio Petroleum LLC
5401 Business Park South, Suite 115
Bakersfield, CA 93309

Unincorporated area of
Monterey County, California
CA117-0103-0000

space above for recorder's use

FOURTH AMENDMENT TO OIL AND GAS LEASE

THIS FOURTH AMENDMENT TO OIL AND GAS LEASE ("Third Amendment") is made and entered into as of this 20th day of October, 2016, by and between **BRADLEY MINERALS, INC.**, hereinafter referred to as "Lessor", and **TRIO PETROLEUM LLC**, a California limited liability company, successor by reorganization to Trio Petroleum Inc., a California corporation, hereinafter referred to as "Lessee".

WITNESSETH:

THAT WHEREAS, Lessee presently holds the Lessee's right, title and interest under that certain Oil and Gas Lease dated October 26, 2004, entered into by and between Lessor and Lessee, covering 160.00 acres, more or less, situated in Monterey County, State of California, more particularly described in Said Lease, a Short Form of which was recorded November 8, 2004, as Instrument Number 2004119098 of the Official Records of said County and State, hereinafter collectively referred to as "Said Lease"; and,

WHEREAS, the parties amended Said Lease for a three year period to October 26, 2010, by that certain Amendment to Oil and Gas Lease dated effective September 25, 2007; and

WHEREAS, the parties further amended Said Lease for an additional three year period to October 26, 2013, by that certain Amendment to Oil and Gas Lease dated effective September 13, 2010; and

WHEREAS, the parties further amended Said Lease for an additional three year period to October 26, 2016, by that certain Amendment to Oil and Gas Lease dated effective October 7, 2013; and

WHEREAS, it is the desire of the parties hereto by this Fourth Amendment to amend Said Lease by modifying the Primary Term thereof, as hereinafter provided;

NOW, THEREFORE, in consideration of the sum of Ten dollars ($10.00) in hand paid by Lessee to Lessor and other good and valuable considerations, the receipt and adequacy of which

are hereby acknowledged, and of the covenants and agreement contained in Said Lease, Lessor does hereby grant, demise, lease, and let the land described therein to Lessee, its successors and assigns, for the purposes and upon all the same terms, provisions and conditions as contained in Said Lease of October 26, 2004, and does hereby join and concur in Said Lease, and as a Lessor, the Said Lease is hereby recognized, ratified, and confirmed as to all of the terms, conditions, recitals, and stipulations therein contained, and the parties hereto agree:

1. The word and figure "three (3)" appearing in the first line of page 2 of Said Lease, are hereby deleted in their entirety and the word and figure "fifteen (15)" are substituted therefor.

2. The word and figure "six (6)" appearing in the first and second lines of paragraph 40 of the Rider to Oil and Gas Lease attached to Said Lease are hereby deleted in their entirety and the word and figure "eighteen (18)" are substituted therefor.

3. That Said Lease is a valid and subsisting Oil and Gas Lease and that all payments due hereunder have been made by Lessee and received by Lessor and operate to defer the commencement of drilling operations until October 26, 2017.

As hereby amended, Said Lease shall be and remain in full force and effect as to all its terms and provisions.

This Fourth Amendment and Said Lease shall inure to the benefit of and be binding upon the heirs, personal representatives, successors and assigns of the parties hereto.

This Fourth Amendment may be executed in any number of counterparts with the same force and effect as if all parties signed the same document.

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment the day and year first hereinabove written.

LESSOR	**LESSEE**
BRADLEY MINERALS, INC.	**TRIO PETROLEUM LLC**
By: */s/ Edward K. Winslow*	By: */s/ Steven A. Rowlee*
Edward K. Winslow	Steven A. Rowlee
President	Vice President

amendment 102016 (ext) to bradley minerals oil and gas lease.SSP

A Notary Public or other officer completing this certificate verifies only the identity of the individual, who signed the document. to which this certificate is attached. and not the truthfulness. accuracy or validity of that document.

State of California

County of Kern

On 10/21/16 before me Jay Ivie,
(DATE) (NAME, TITLE OF OFFICER, I.E. JANE DOE, NOTARY PUBLIC)

personally appeared Steven A. Rawlee,
(NAME(S) OF SIGNER(S))

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are sub-scribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

JAY IVIE
Commission # 2074467
Notary Public - California
Kern County
My Comm. Expires Jul 29, 2018

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct

Witness my hand and official seal.

(SIGNATURE OF NOTARY)

(SEAL)

A Notary Public or other officer completing this certificate verifies only the identity of the individual, who signed the document. to which this certificate is attached. and not the truthfulness. accuracy or validity of that document.

State of California

County of San Francisco

On 11/7/2016 before me Trish Casey. Notary Public,
(DATE) (NAME, TITLE OF OFFICER, I.E. JANE DOE, NOTARY PUBLIC)

personally appeared Edward K. Winslow,
(NAME(S) OF SIGNER(S))

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are sub-scribed to the within instrument and acknowledged to me that he/~~she/they~~ executed the same in his/~~her/their~~ authorized capacity(~~ies~~), and that by his/~~her/their~~ signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

TRISH CASEY
COMM. #2165929
NOTARY PUBLIC-CALIFORNIA
SAN FRANCISCO COUNTY
My Comm. Expires Oct. 20, 2020

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct

Witness my hand and official seal.

Trish Casey
(SIGNATURE OF NOTARY)

(SEAL)